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                                                                   EXHIBIT 10.10

                            CROSS LICENSE AGREEMENT

     This Cross License Agreement ("Agreement") is made and entered into as of this 29th day of March, 1997 ("Effective Date") by and between Cypress Semiconductor Corporation, a Delaware corporation, with offices at 3901 North First Street, San Jose, California 95134 ("Cypress"), and QuickLogic Corporation, a California corporation, with offices at 1277 Orleans Drive, Sunnyvale, California 94089-1138 ("QuickLogic").

                                   BACKGROUND

     The parties possess certain patents and other intellectual property rights, and the parties desire to license these patents and other intellectual property rights to each other pursuant to the terms and conditions of this Agreement.

     In consideration of the mutual covenants and conditions stated herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


                                   AGREEMENT


1.   DEFINITIONS

     1.1  "Antifuse Module" shall mean the programming cell used by Cypress from
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time to time in the PASIC 1 and PASIC 2 products.

     1.2  "Control" for purposes of Sections 1.3, 1.4, and 1.7 shall mean the
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ability to grant the rights and licenses stated herein without payment of royalties or other consideration to third parties.

     1.3  "Cypress Intellectual Property Rights" shall mean all patents,
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copyrights, mask work rights, trade secrets owned or Controlled by Cypress prior to and during the term of this Agreement, including without limitation all applications and registrations with respect thereto, that were developed, conceived and reduced to practice solely by Cypress or jointly by Cypress and QuickLogic under the Existing Agreement in the development of the Antifuse Module, including for purposes of Section 2.3, the method of fabrication, physical structure, and method of design of the Antifuse Module.

     1.4  "Cypress Licensed Patents" shall mean all patents throughout the
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world, now issued or issued within ten (10) years of the Effective Date, that are owned or Controlled by Cypress as of the Effective Date or during the term of this Agreement.

     1.5  "Existing Agreement" shall mean that certain Technical Transfer, Joint
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Development License and Foundry Supply Agreement between the parties dated
October 2, 1992.

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     1.6  "Programmable Logic Product" shall mean an integrated circuit that
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incorporates a network of programmable cells.

     1.7  "QuickLogic Intellectual Property Rights" shall mean all patents,
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copyrights, mask work rights, trade secrets owned or Controlled by QuickLogic prior to and during the term of this Agreement, including without limitation all applications and registrations with respect thereto, that were developed, conceived and reduced to practice solely by QuickLogic or jointly by Cypress and QuickLogic under the Existing Agreement in the development of the Antifuse Module, including for purposes of Section 2.1, the method of fabrication, physical structure, and method of design of the Antifuse Module.

     1.8  "QuickLogic Licensed Patents" shall mean all patents throughout the
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world, now issued or issued within ten (10) years of the Effective Date, that are owned or Controlled by QuickLogic as of the Effective Date or during the term of this Agreement.

     1.9  "Licensed Products" shall mean any and all Programmable Logic
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Products, except (i) antifuse field programmable gate arrays (FPGAs), or (ii)
products providing the same or similar capability to the user as the products described in (i) that are predominantly user configurable and are pin-compatible with the PASIC 1 and PASIC 2 products existing as of the Effective Date (i.e., 1K, 2K, 3K, 4K, 5K, 7K, 8K, and 9K).


2.   LICENSE GRANTS

     2.1  QuickLogic Licensed Patents and Intellectual Property Rights.
          ------------------------------------------------------------
QuickLogic hereby grants to Cypress a non-exclusive, non-transferable (except pursuant to Article 5), royalty-free, worldwide license, without right of sublicense, under the QuickLogic Licensed Patents and QuickLogic Intellectual Property Rights to make, have made, use, offer for sale, sell and distribute (directly or indirectly) Licensed Products.

     2.2  Cypress Licensed Patents.  Cypress hereby grants to QuickLogic a non-
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exclusive, non-transferable (except pursuant to Article 5), royalty-free, worldwide license, without right of sublicense, under the Cypress Licensed Patents to make, have made, use, offer for sale, sell and distribute (directly or indirectly) Programmable Logic Products.

     2.3  Cypress Licensed Antifuse Technology.  Cypress hereby grants to
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QuickLogic a non-exclusive, royalty-free, worldwide license, including a right of sublicense, under the Cypress Intellectual Property Rights, to make, have made, use offer, sell and distribute (directly or indirectly) Programmable Logic Products incorporating the Antifuse Module, or the method of fabrication, physical structure or method of design of the Antifuse Module.

     2.4  Further Limitations.  Nothing contained in this Article 2 shall be
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construed as

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conferring upon either party, by implication, estoppel or otherwise, any license or other right except the licenses and rights expressly granted herein. Nothing contained in this Agreement shall be construed as: (i) a warranty or representation by either party as to the validity and/or scope of any Cypress Licensed Patents or QuickLogic Licensed Patents (collectively, "Licensed Patents"); (ii) imposing upon either party any obligation to institute any suit or action for infringement of any Licensed Patent, or to defend any suit or action brought by a third party that challenges or concerns the validity of any Licensed Patent; (iii) a warranty or representation by either party that any manufacture, use, sale, lease or other disposition of any products, components or other technology licensed hereunder, will be free from infringement of any patent or other intellectual property right; (iv) imposing upon either party any obligation to file any patent application or to secure any patent or maintain any patent in force; or (v) an obligation on either party to furnish the other with any manufacturing or technical information or any other know-how or information.

     2.5 Cypress agrees to reference the inclusion of QuickLogic's VIALINK(tm) antifuse technology in Cypress products in all appropriate marketing materials, including press releases and data sheets, distributed in connection with the sale of such products, it being understood that this provision shall not require Cypress to sell any products containing VIALINK technology.


3.   CONFIDENTIALITY

     3.1  "Confidential Information" means any information disclosed by either
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party to the other party under this Agreement or the Existing Agreement, whether directly or indirectly, and whether in writing, orally or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), of a confidential or proprietary nature. Confidential Information shall include, without limitation, the terms and conditions of this Agreement, and any information relating to Cypress' manufacturing processes. "Confidential Information" shall not include information that: (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed by the receiving party without use of the disclosing party's Confidential Information; (iv) is lawfully obtained from a third party who has the right to make such disclosure; or (v) is released for publication by the disclosing party in writing.

     3.2  Nonuse and Nondisclosure.  Each party will protect Confidential
          ------------------------
Information disclosed to it from unauthorized dissemination and use with the same degree of care that each such party uses to protect its own like information but in no event with less than reasonable care. Except as expressly provided in Section 3.3 below, neither party will use Confidential Information disclosed to it for purposes other than those necessary to directly further the purposes of this Agreement, nor disclose to third parties Confidential Information disclosed to it without the prior written consent of the other party. All disclosures of Confidential Information to third parties made pursuant to Cypress or QuickLogic's exercise of its rights under the licenses set forth in Article 2 shall be subject to a confidentiality agreement between QuickLogic or Cypress, as the case may be, and any such

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third parties, which confidentiality agreement is reasonably acceptable to the licensor of such Confidential Information under this Agreement.

     3.3  Authorized Disclosure.  Either party may disclose the existence of,
          ---------------------
and the terms and conditions of, this Agreement as may be required by law, or to governmental departments, agencies, or other bodies, including, without limitation, the Securities and Exchange Commission, and to make a public announcement of the transactions contemplated by this Agreement to the extent that it, in its sole discretion reasonably exercised, is of the view that such announcement is required or deemed advisable in order to meet its obligations under the securities laws or stock exchange requirements in the United States, or in connection with (a) a private or public offering of securities, and (b) any filing and disclosure obligations under the Securities Act or the Exchange Act, including without limitation the filing of this Agreement and all exhibits with the Securities and Exchange Commission; provided that prior to making such disclosure the party making the disclosure shall provide particulars thereof to the other party sufficiently in advance of the disclosure to receive comments from the other party with respect to the disclosure and the obtaining of a protective order with respect to the protection of confidentiality of the disclosure and/or applying for confidential treatment for such disclosure if requested by the other party.


4.   LIMITATION OF LIABILITY

     In no event shall either party be liable to the other party hereunder for any indirect, incidental, special or consequential damages, losses, costs or expenses of any kind, however caused and whether based in contract, tort (including negligence), products liability or any other theory of liability Including but not limited to lost profits, costs of procurement of substitute goods, loss of goodwill, and other business loss. The foregoing limitations shall apply regardless of whether such party knows or has been advised of the possibility of such damages, losses, costs, or expenses.


5.   ASSIGNMENT

     5.1  No Assignment.  Except as expressly provided in this Article 5,
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neither party may assign any of its rights or delegate any of its obligations under this Agreement, whether by operation of law or otherwise, without the
prior written consent of the other party.   The rights and liabilities of the
parties hereto will bind and inure to the benefit of the parties and their respective permitted successors, executors and administrators, as the case may be.

     5.2  Assignment by Cypress.  Cypress' license pursuant to Section 2.1 above
          ---------------------
may be assigned to any entity into which Cypress has merged or that has otherwise succeeded to all or substantially all of Cypress' business and assets by merger, reorganization or otherwise, and which has assumed in writing or by operation of law the terms and conditions of this Agreement pertaining to such license; provided, however, that the scope of the license so assigned shall be
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confined to the

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Licensed Products (i) which are commercially available as of the date of merger or succession, or (ii) the design of which is in the layout stage as of the consummation of such merger or succession and are made commercially available within one (1) year of such date, as such Licensed Products exist as of one year after the consummation of such merger or succession.

     5.3  Assignment by QuickLogic.  QuickLogic's license pursuant to Section
          ------------------------
2.2 above may be assigned to an entity into which QuickLogic has merged or that has otherwise succeeded to all or substantially all of QuickLogic's business and assets by merger, reorganization or otherwise, and which has assumed in writing or by operation of law the terms and conditions of this Agreement pertaining to such license; provided, however, that the scope of the license so assigned shall
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be confined to the Programmable Logic Products (i) which are commercially available as of the date of merger or succession, or (ii) the design of which is in the layout stage as of the consummation of such merger or succession and are made commercially available within one (1) year of such date, as such Programmable Logic Products exist as of one year after the consummation of such merger or succession. QuickLogic's license pursuant to Section 2.3 above shall be freely assigned by QuickLogic to any entity which has assumed in writing or by operation of law the terms and conditions of this Agreement pertaining such license.


 6.  TERM AND TERMINATION

     6.1  Term.  This Agreement shall commence on the Effective Date and
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continue in full force and effect until the last to expire or be abandoned of the Licensed Patents, unless earlier terminated pursuant to this Article 6.

     6.2  Termination for Cause.  Either party may terminate this Agreement
          ---------------------
effective upon written notice to the other party if such other party breaches any material term or condition of this Agreement, which breach is not cured within thirty (30) days after written notice of such breach from the non-defaulting party stating its intention to terminate this Agreement.

     6.3  Termination of Licenses.  Either party may terminate the licenses
          -----------------------
granted to it under this Agreement (but not the Agreement itself) for any reason effective upon written notice to the other party.

     6.4  Effect of Termination; Survival.  Upon any termination of this
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Agreement, all licenses granted hereunder shall be null and void as of the effective date of such termination, and all rights thereunder shall revert to their respective grantors. The provisions of Articles 3, 4 and 7 and Section
6.4 shall survive the termination of this Agreement for any reason. All other rights and obligations of the parties shall cease upon the effective date of such termination.


7.   MISCELLANEOUS PROVISIONS

     7.1  Governing Law.  This Agreement will be interpreted and governed by the
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laws of the

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State of California, without reference to conflict of laws principles.

     7.2  Arbitration. Any dispute arising between the parties with respect to
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this Agreement shall be settled by arbitration conducted in Santa Clara County in accordance with the Commercial Rules and Supplementary Procedures for Large, Complex Disputes of the American Arbitration Association as presently in force ("Rules"), except that each party shall have the right to conduct discovery in any manner and to any extent authorized by the Federal Rules of Civil Procedure
as interpreted by the federal courts.    The arbitration shall be conducted by
three (3) arbitrators appointed in accordance with said Rules. If either party wishes to commence an arbitration hereunder, it shall serve written notice to such effect on the other party and, within 45 days thereafter. The arbitrators shall be lawyers and are experienced in the semiconductor fabrication industry. The arbitrator's award shall be final and unappealable. A judgment upon the award may be entered in any court having jurisdiction of the parties.

     7.3  Notices.  All notices required or permitted under this Agreement will
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be in writing and will be deemed given when: (i) delivered personally; (ii) sent by confirmed telex or facsimile; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a commercial overnight carrier specifying next day delivery, with written verification of receipt. All communications will be sent to the respective addresses first set forth above or to such other address as may be designated by a party by giving written notice to the other party pursuant to this Section 7.3.

     7.4  Waiver and Amendment.  No amendment or modification of this Agreement,
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nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

     7.5  Severability.  If any provision of this Agreement is held to be
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invalid by a court of competent jurisdiction, then the remaining provisions shall nevertheless remain in full force and effect. In such event, the parties agree to negotiate, in good faith, a legal and enforceable substitute provision which most nearly effects the parties' intent in entering into this Agreement.

     7.6  Entire Agreement.  This Agreement is the complete and entire
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expression of the agreement between the parties regarding the subject matter hereof, and shall supersede and replace any and all prior agreements, communications, and understandings (both written and oral) regarding such subject matter.

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IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Agreement, effective as of the Effective
Date.

CYPRESS SEMICONDUCTOR CORPORATION        QUICKLOGIC CORPORATION



(Signature)                              (Signature)


(Printed Name)                           (Printed Name)


(Title)                                  (Title)


(Date)                                   (Date)

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